THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY DOUBLE ASTERISKS (**); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                        THE WELLCOME FOUNDATION LIMITED


                                      AND


                            BURROUGHS WELLCOME CO.


                                      AND


                                CENTOCOR, INC.


                                      AND


                                 CENTOCOR B.V.



- --------------------------------------------------------------------------------

                   MANUFACTURING TECHNOLOGY OPTION AGREEMENT

- --------------------------------------------------------------------------------


                                     The Wellcome Foundation Ltd
                                     Legal Department
                                     Unicorn House
                                     P O Box 129
                                     160 Euston Road
                                     London NW1 2BP
                                     England





                                     Dated: As of December 16, 1993

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   DEFINITIONS ...........................................................   2

2.   OPTION AND RELATED TERMS ..............................................   2

3.   SCOPE OF LICENSE ......................................................   3

4.   TRANSFER OF MANUFACTURING TECHNOLOGY ..................................   3

5.   PAYMENTS ..............................................................   5

6.   OWNERSHIP OF TECHNOLOGY ...............................................  10

7.   REPRESENTATIONS AND WARRANTIES ........................................  10

8.   INDEMNIFICATION .......................................................  15

9.   INFRINGEMENT ..........................................................  17

10.  TERM AND TERMINATION ..................................................  17

11.  MISCELLANEOUS .........................................................  18


                   MANUFACTURING TECHNOLOGY OPTION AGREEMENT

     THIS MANUFACTURING TECHNOLOGY OPTION AGREEMENT (the "Agreement") is dated
                                                          ---------
as of the 16th day of December, 1993 by and among CENTOCOR, INC., a Pennsylvania corporation of 200 Great Valley Parkway, Malvern, Pennsylvania 19355-1307, USA ("CENTOCOR"), CENTOCOR B.V., a Netherlands corporation headquartered at
  --------
Einsteinweg 101, PO Box 251, 2300 AG Leiden, the Netherlands ("CBV"), THE
                                                               ---
WELLCOME FOUNDATION LIMITED, a United Kingdom corporation of Unicorn House, PO Box 129, 160 Euston Road, London NW1 2BP, England ("WFL"), and BURROUGHS
                                                    ---
WELLCOME CO., a North Carolina corporation of 3030 Cornwallis Road, Research Triangle Park, NC 27709-4498, USA (individually, "BW," and collectively with
                                                  --
WFL, "WELLCOME").
      --------

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, WELLCOME, CENTOCOR and CBV have entered into an Anti-Cancer Alliance Agreement dated as of November 5, 1993 (the "Alliance Agreement") which
                                                      ------------------
governs the parties' collaboration in the development, manufacture, marketing, sale and distribution of products for the treatment of cancers;

     WHEREAS, among other things, the Alliance Agreement contemplates that WFL, CENTOCOR and CBV will enter into a Cancer Products Option Agreement of even date herewith granting WFL the option to obtain from CENTOCOR and CBV a sublicense or an assignment of the right to manufacture one (1) or more Cancer Products (as defined in Appendix A hereto, each such license or assignment to be referred to
           ----------
herein as a "Cancer Product License");
             ----------------------

     WHEREAS, CENTOCOR and CBV own and continue to develop certain Manufacturing Technology (as defined in Appendix A hereto and more specifically described in
                          ----------
Schedule 1 hereto) relating to
- ----------
the fermentation, downstream processing and formulation of Biological Products (as defined in Appendix A hereto); and
               ----------

     WHEREAS, the parties contemplate that WELLCOME and/or its Affiliates may desire to use the Manufacturing Technology in the production of Cancer Products in accordance with one (1) or more Cancer Product Licenses, and/or the manufacture of other Biological Products;

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1.   DEFINITIONS
     -----------

     Capitalized terms not otherwise defined herein shall have the meanings set forth in Appendix A hereto.
         ----------

2.   OPTION AND RELATED TERMS
     ------------------------

     2.1. CENTOCOR and CBV hereby grant to WELLCOME an irrevocable option to obtain from them a nonexclusive, worldwide license, in and under the Manufacturing IP, to use the Manufacturing Technology to produce Biological Products in accordance with the terms set forth herein. WELLCOME may exercise the option granted herein by written notice provided to CENTOCOR at any time on or before May 31, 1994. Except as the parties may mutually agree, failure by WELLCOME to exercise such option within the period specified by this Section 2.1
                                                                     -----------
shall render this Agreement of no further force or effect.

     2.2.   For so long as the option provided for in this Section 2 shall be
                                                           ---------
exercisable and, thereafter if the option
provided for in this Section 2 shall have been exercised, CENTOCOR or CBV shall
                     ---------
take all such steps as may be necessary or proper, including the payment of any minimum royalties, research payments or other moneys that may come due under any agreements granting CENTOCOR or CBV rights to the Manufacturing Technology, to preserve, renew or revalidate such agreements, or the rights thereunder, to prevent their becoming void, expired, terminated, cancelled, or withdrawn.

3.   SCOPE OF LICENSE
     ----------------

     Effective on the date on which CENTOCOR timely receives WELLCOME'S notice exercising the option granted by Section 2 hereof (the "License Date"), CENTOCOR
                                 ---------              ------------
and CBV shall be deemed, subject to the terms set forth in this Agreement, to have granted WELLCOME a nonexclusive, worldwide right and license under the Manufacturing IP, including the technology described in Schedule 1 hereto but
                                                        ----------
excluding the technology rights granted to CENTOCOR or CBV under the agreements listed in Schedule 3 hereto, to use the Manufacturing Technology to develop,
          ----------
make, have made, market, use and sell (a) Cancer Products to the extent each such Cancer Product is the subject of a valid Cancer Product License; and/or (b) other Biological Products. Such right and license shall not include a right to sublicense to any party other than a WELLCOME Affiliate without CENTOCOR'S prior written consent.

4.   TRANSFER OF MANUFACTURING TECHNOLOGY
     ------------------------------------

     4.1. Within one (1) month after the License Date (or such other period as the parties mutually agree), CENTOCOR and CBV shall begin transferring to WELLCOME the Manufacturing Technology requested in writing by WELLCOME in accordance with the transfer program outlined in Schedule 4.1 hereto (the
                                                 ------------
"Transfer Program"), as modified from time to time by mutual agreement of the
- -----------------
parties. In addition, CENTOCOR and CBV from time to time will provide such additional technical assistance and Know-how as is reasonably requested by WELLCOME to permit WELLCOME to use the Manufacturing Technology to manufacture Biological Products in accordance with the license granted by Section 3 hereof.
                                                              ---------
Such technical assistance shall include, without limitation, appropriately qualified CENTOCOR and CBV personnel being present at WELLCOME'S facilities upon WELLCOME'S request to assist in the installation, qualification and validation of the Manufacturing Technology and the availability of technical support following such installation, qualification and validation until the date on which WELLCOME'S payment is due under Section 5.1.2 hereof.
                                      -------------

     4.2.   Without limiting the obligations imposed by Section 4.1 hereof, the
                                                        -----------
parties agree that CENTOCOR and CBV shall, as soon as practicable after the License Date or, to the extent the Manufacturing Technology includes information coming into existence after the License Date, promptly after such information comes into existence:

            4.2.1. Deliver to WELLCOME copies of such Manufacturing Technology as may be in written or other tangible form;

            4.2.2. Reduce to written or other tangible form such additional Manufacturing Technology that can be reduced to written or other tangible form, and transfer the same to WELLCOME; and

            4.2.3. Provide personal demonstrations of any remaining Manufacturing Technology.

            4.3.     As soon as practicable after the License Date, WELLCOME
and CENTOCOR shall each appoint an authorized representative (a "Coordinator").
                                                                 -----------
Each such party shall provide notice to the other as to the name of the individual appointed by it as a Coordinator. Each such party may replace its Coordinator at any time for any reason by providing written notice to the other party. Each Coordinator shall be responsible for communications, other than legal notices, among the parties with respect to the subject matter of this Agreement.

     4.4.   The Coordinators shall establish a committee (the "Technology
                                                               ----------
Transfer Committee") consisting of representatives of WELLCOME and CENTOCOR.
- ------------------
The Technology Transfer Committee will meet from time to time, at mutually agreeable times and locations, to review the progress of, and proposed changes to, the Transfer Program and such additional matters as either party may consider appropriate or necessary concerning the subject matter of this Agreement.

5.   PAYMENTS
     --------

     5.1.   License Fees:  In exchange for the license granted pursuant to
            ------------
Section 3 hereof, WELLCOME agrees to make the following payments to CENTOCOR:
- ---------

            5.1.1.   A one-time payment of                 (**)
     within ten (10) days of the License Date;

            5.1.2.   A one-time payment of
(**)           on September 30, 1994 if, prior to that date, CENTOCOR and CBV
(a) have provided to WELLCOME all of the deliverables listed in Schedule 4.1
                                                                ------------
hereto and requested in writing by WELLCOME, and (b) have granted WELLCOME reasonable access to the Leiden Facility and the personnel working at the Leiden Facility, in each case in furtherance of the Transfer Program;

            5.1.3.   A one-time payment of                 (**)
              for the first time WELLCOME, or a WELLCOME

Affiliate, makes use of the process described in Part II of Schedule 1 hereto
                                                            ----------
(such process being referred to herein as a "Key Manufacturing Stage") to
                                             -----------------------
produce Clinical Trial Material, which Clinical Trial Material meets applicable industry standards and the requirements imposed by Law, for a Biological Product; and

            5.1.4.       A one-time payment of
(**)           upon the First Commercial Sale in any country of the first
Biological Product produced by WELLCOME or a WELLCOME Affiliate using a Key Manufacturing Stage.

Nothing in this Agreement shall be construed to require WELLCOME to utilize the Manufacturing Technology in any manner except as it shall so determine in its sole and absolute discretion, subject, however, to the limitations imposed upon that use by this Agreement.

     5.2.   Royalties.  In addition to the license fees specified in Section 5.1
            ---------                                                -----------
hereof, WELLCOME shall make the following royalty payments as applicable:

            5.2.1. If and to the extent WELLCOME employs a Key Manufacturing Stage in the manufacture of any Cancer Product, WELLCOME shall pay CENTOCOR a
royalty equal to           (**)  of Net Sales of such Cancer Product to Third
Parties during the period of time equal to fifteen (15) years from and after the First Commercial Sale of such Cancer Product in any country, or for such shorter period of time as may be prescribed by applicable Law (the "Payment Period").
                                                            --------------
Such royalty shall be in addition to, and not subject to set off against, any royalty payable to CENTOCOR under any Cancer Product License. At the end of the Payment Period, WELLCOME and its Affiliates shall have a fully paid-up, royalty free licence to use the Manufacturing Technology with respect to such Cancer Product.

            5.2.2.   Subject to the provisions of Section 5.2.3 hereof, if and
                                                  -------------
to the extent WELLCOME employs a Key Manufacturing Stage in the manufacture of any Biological Product other than a Cancer Product, the 17-1A Product or a Derivative 17-1A Product, WELLCOME, until December 31, 2011 or for such shorter period of time as may be prescribed by applicable Law, shall pay to CENTOCOR a
royalty of          (**)      on the Net Sales of such Biological Product to
Third Parties.

            5.2.3. If and to the extent WFL or BW, by mutual agreement of the parties hereto, employs a Key Manufacturing Stage in the manufacture of the 17-1A Product, WFL or BW, as applicable, shall pay such royalties as the parties may establish.

     5.3.   Limitation on Royalties.
            -----------------------

            5.3.1.       Notwithstanding any of the requirements of Section 5.2
                                                                    -----------
hereof, WELLCOME shall not be required to pay any royalty (a) for the use of a Key Manufacturing Stage if WELLCOME, in accordance with the terms of Section
                                                                     -------
11.16 hereof, does not owe a duty of confidentiality with respect to such Key
- -----
Manufacturing Stage taken as a whole; (b) for use of a Key Manufacturing Stage pursuant to any other Alliance Document or any rights granted therein to WELLCOME; (c) on any Biological Product (i) made or used for Clinical Trials, tests or development purposes or distributed as samples, or (ii) sold among WELLCOME and its Affiliates. In addition, WELLCOME shall be required to pay no more than one (1) royalty to CENTOCOR and CBV collectively on any sale of a Biological Product irrespective of the extent to which a Key Manufacturing Stage is employed by WELLCOME.

            5.3.2.   In addition, notwithstanding the requirements of Section
                                                                      -------
5.2 hereof, WELLCOME'S obligation to pay royalties under this Agreement shall
- ---
expire not later than the twentieth (20th) anniversary of the date hereof, at the end of which period, WELLCOME and its Affiliates shall have a fully paid-up, royalty free licence to use the Manufacturing Technology.

     5.4.   Manner of Payment
            -----------------

            5.4.1. Within sixty (60) days of the end of each Quarter, WELLCOME shall pay to CENTOCOR the royalties accruing in respect of such Quarter pursuant to this Section 5. Payment of royalties shall be made by check drawn (or by
        ---------
such other payment method as the parties may from time to time agree) in Dollars, Pounds Sterling, Deutschmarks or such other currency as the parties may mutually agree. Checks (or such other payment) will be delivered to the address designated by CENTOCOR.

            5.4.2. For purposes of calculating amounts due hereunder, currencies shall be converted on the basis of exchange rates calculated on WELLCOME'S normal basis taking exchange rates published in the London Financial Times on the last Business Day of the Quarter in respect of which the royalty payment is made.

            5.4.3. In the event any tax or withholding is levied by any foreign taxing authority in connection with the accrual or payment of any of royalties, WELLCOME shall have the right to pay such tax or withholding to the local taxing authorities on behalf of CENTOCOR and to deduct from the amounts due to CENTOCOR the amounts paid for such taxes or withholding, provided that WELLCOME shall deliver to CENTOCOR evidence of payment. If royalties in any country are higher than the maximum permitted by the Laws of such country, royalties paid with respect to the Net Sales in such country shall be reduced to the maximum rate permitted by Law.

     5.5.   Records, Reports, Audits
            ------------------------

            5.5.1. WELLCOME and its Affiliates shall maintain records of Net Sales to enable the amounts due to CENTOCOR hereunder to be determined.

            5.5.2. At least once each Quarter, WELLCOME shall furnish to CENTOCOR a written statement for the preceding Quarter specifying the quantities of Cancer Products or other Biological Products sold during the applicable Quarter pursuant to the license granted hereunder and the aggregate Net Sales for such Quarter.

            5.5.3. CENTOCOR shall have the right upon prior notice to WELLCOME, not more than once in each WELLCOME fiscal year nor more than once in respect of any WELLCOME fiscal year, through an independent public accountant, selected by CENTOCOR and acceptable to WELLCOME, which acceptance shall not unreasonably be refused, to have access during normal business hours to those records of WELLCOME as may reasonably be necessary to verify the accuracy of the payments of royalties in respect of any fiscal year ending not more than eighteen (18) months prior to the date of such notice. Upon the expiration of eighteen (18) months following the end of any fiscal year, the calculation of royalties payable with respect to sales during such fiscal year shall be binding and conclusive upon CENTOCOR and CBV, and WELLCOME and its Affiliates shall be released from any liability or accountability with respect to royalties for sales during such fiscal year. If such independent public accountant's report shows any underpayment of royalties, within thirty (30) days after WELLCOME'S receipt of such report, WELLCOME shall remit or shall cause its Affiliate to remit to CENTOCOR (a) the amount of such underpayment and (b) if such underpayment exceeds five percent (5%) of the total royalties owed for the fiscal year then being reviewed, the reasonable and necessary fees and expenses of such independent accountant performing the audit. Otherwise such fees and expenses shall be borne by CENTOCOR. Any overpayment shall be fully creditable against future royalties payable in subsequent payment periods.

            5.5.4. All written statements provided by WELLCOME hereunder shall be in the English language.

            5.5.5. CENTOCOR agrees that all information which is the subject matter of this Section 5.5 and which is subject to review under this Section 5.5
               -----------                                           -----------
is strictly confidential and that CENTOCOR hereby undertakes and agrees that it shall retain all such information in the strictest of confidence and shall cause its accountant to retain all such information in the strictest of confidence.

6.   OWNERSHIP OF TECHNOLOGY
     -----------------------

     Notwithstanding any other provision of this Agreement:

     6.1. The Manufacturing Technology and all Improvements created by CENTOCOR or CBV shall be the sole and exclusive property of CENTOCOR or CBV, as applicable; and

     6.2. All Improvements created by WELLCOME shall be the sole and exclusive property of WELLCOME.

7.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     7.1.  Representations and Warranties of WFL and BW.  As a material
           --------------------------------------------
inducement to CENTOCOR and CBV to enter into this Agreement and to consummate the transactions contemplated hereby,

WFL and BW hereby, jointly and severally, represent and warrant to CENTOCOR and CBV as follows, which representations and warranties shall survive the execution and delivery of this Agreement:

            7.1.1.   Organization and Good Standing.  Each of WFL and BW is a
                     ------------------------------
corporation duly organized and validly existing under the Laws of their respective jurisdictions of incorporation with the requisite power and authority (corporate or otherwise) to carry on their businesses as presently being conducted and as proposed to be conducted pursuant to the Alliance Agreement, and to own and operate their properties and assets.

            7.1.2.   Corporate Power and Authority; Enforceability.  Each of WFL
                     ---------------------------------------------
and BW has the requisite power and authority (corporate and otherwise) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by WFL and BW of this Agreement and the consummation by WFL and BW of the transactions contemplated hereby have been duly authorized by all necessary actions (corporate or otherwise) on their parts. This Agreement constitutes a legal, valid and binding obligation of WFL and BW, enforceable in accordance with its terms.

            7.1.3.   Validity of Contemplated Transactions.  The execution,
                     -------------------------------------
delivery and performance by WFL and BW of this Agreement, and the consummation by them of the transactions contemplated hereby, do not (a) violate or contravene any provision of WFL'S or BW'S charter or bylaws; (b) violate, breach, conflict with, constitute a Default under, cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity, or effectiveness of any agreement, contract, indenture, lease, license, or mortgage to which WFL or BW is a party or by which WFL or BW is bound; (c) violate any provision of any Law, Permit or Court Order applicable to WFL or

BW; or (d) require any Permit or Required Consent of any Governmental Entity to be obtained by WFL and BW which has not been obtained.

            7.1.4.   Litigation; Compliance with Laws.  There is no Litigation
                     --------------------------------
pending or, to WFL'S or BW'S knowledge, threatened against or related to WFL or BW, nor any failure to comply with, violation of or any Default under, any Law, Permit or Court Order applicable to WFL or BW, in each case which might have a material adverse effect on the ability of WFL or BW to execute, deliver and perform this Agreement or on the ability of WFL or BW to consummate the transactions contemplated hereby.

     7.2.  Representations and Warranties of CENTOCOR and CBV. As a material
           --------------------------------------------------
inducement to WELLCOME to enter into this Agreement and to consummate the transactions contemplated hereby, CENTOCOR and CBV hereby, jointly and severally, represent and warrant to WELLCOME as follows, which representations and warranties shall survive the execution and delivery of this Agreement:

            7.2.1.   Organization and Good Standing.  Each of CENTOCOR and CBV
                     ------------------------------
is a corporation duly organized, validly existing, and in good standing under the Laws of their respective jurisdictions of incorporation with the requisite power and authority (corporate or otherwise) to carry on their businesses as presently being conducted and as proposed to be conducted pursuant to the Alliance Agreement, and to own and operate their properties and assets.

            7.2.2.   Corporate Power and Authority; Enforceability.  Each of
                     ---------------------------------------------
CENTOCOR and CBV has the requisite power and authority (corporate and otherwise) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by CENTOCOR and CBV of this Agreement and the consummation by

CENTOCOR and CBV of the transactions contemplated hereby, have been duly authorized by all necessary actions (corporate or otherwise) on their part. This Agreement constitutes a legal, valid and binding obligation of each of CENTOCOR and CBV, enforceable in accordance with its terms.

            7.2.3.   Validity of Contemplated Transactions.  The execution,
                     -------------------------------------
delivery and performance by CENTOCOR and CBV of this Agreement, and the consummation by CENTOCOR and CBV of the transactions contemplated hereby, do not
(a) violate or contravene any provision of CENTOCOR'S or CBV'S charter or bylaws; (b) violate, breach, conflict with, constitute a Default under, cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity, or effectiveness of any agreement, contract, indenture, lease, license, or mortgage to which CENTOCOR or CBV is a party or by which CENTOCOR or CBV is bound; (c) subject any of CENTOCOR'S or CBV'S properties or assets to any Lien or to any indenture, mortgage, contract, commitment, or agreement (other than this Agreement) to which CENTOCOR or CBV is a party or by which CENTOCOR or CBV or any of CENTOCOR'S of CBV'S properties or assets are bound; (d) violate any provision of any Law, Permit or Court Order applicable to CENTOCOR or CBV; or (e) require any Permit or Required Consent of any Governmental Entity to be obtained by CENTOCOR or CBV which has not been obtained.

            7.2.4.   Litigation; Compliance with Laws.  There is no Litigation
                     --------------------------------
pending or, to CENTOCOR'S or CBV'S knowledge, threatened against or related to CENTOCOR or CBV, nor any failure to comply with, violation of or any Default under, any Law, Permit or Court Order applicable to CENTOCOR or CBV, in each case which might have a material adverse effect on the ability of CENTOCOR or CBV to execute, deliver and perform this Agreement or on the ability of CENTOCOR or CBV to consummate the transactions contemplated hereby.

            7.2.5    Intellectual Property Warranties.
                      --------------------------------

                     (a) CENTOCOR and CBV, collectively have sufficient right, title and interest in the Manufacturing Technology to grant the rights and perform the obligations contemplated by this Agreement.

                     (b) Neither CENTOCOR nor CBV has any knowledge of any facts or circumstances which give rise to, or form the basis of, any claim of invalidity, unenforceability or lack of priority of any of CENTOCOR'S or CBV'S rights in the Manufacturing Technology.

                     (c)  To the knowledge of CENTOCOR   and CBV, the inception,
development and reduction to practice of the Manufacturing Technology has not constituted or involved, and does not constitute or involve, the misappropriation of trade secrets or other rights of any other Person (including, without limitation, any Governmental Entity).

                     (d) There is no interference action or other Litigation pending or threatened before the United States Patent and Trademark Office or any other Governmental Entity in any jurisdiction with regard to any Patent forming a part of the Manufacturing Technology.

                     (e) To CENTOCOR'S and CBV'S knowledge, the use of the Manufacturing Technology in the development, manufacture, use, marketing and sale of 17-1A Product by CENTOCOR and its Affiliates has not infringed any Intellectual Property rights of any Third Party.

8.   INDEMNIFICATION
     ---------------

     8.1. Subject to compliance by the applicable Indemnitee as defined below with its obligations set forth in Sections 8.4 and 8.5 hereof, CENTOCOR and CBV
                                  --------------------
shall defend, indemnify and hold WELLCOME and its Affiliates and the respective directors, officers, employees and agents of WELLCOME and its Affiliates, harmless from and against any and all Losses arising out of, relating to or resulting from the breach by CENTOCOR and CBV of any of their representations, warranties and covenants contained within this Agreement.

     8.2. Subject to compliance by the applicable Indemnitee as defined below with its obligations set forth in Sections 8.4 and 8.5 hereof, WELLCOME shall
                                  --------------------
defend, indemnify and hold CENTOCOR, CBV and their Affiliates and the respective directors, officers, employees and agents of CENTOCOR and CBV and their Affiliates, harmless from and against any and all Losses arising out of, relating to or resulting from the breach by WELLCOME of any of its representations, warranties and covenants contained in this Agreement.

     8.3.   "Indemnitor" means CENTOCOR and CBV with respect to Section 8.1
             ----------                                         -----------
hereof and WELLCOME with respect to Section 8.2 hereof.  "Indemnitee" means any
                                    -----------           ----------
of WELLCOME and its Affiliates and the respective directors, officers, employees and agents of WELLCOME and its Affiliates with respect to Section 8.1 hereof and
                                                          -----------
any of CENTOCOR, CBV and their Affiliates and the respective directors, officers, employees and agents of CENTOCOR, CBV and their Affiliates with respect to Section 8.2 hereof.
           -----------

     8.4.   Notice.  Promptly after receipt by an Indemnitee of written notice
            ------
of the commencement of any suit, audit, demand, judgment, action, investigation or proceeding relating to a Loss

(a "Third Party Action") or promptly after an Indemnitee incurs a Loss or has
    ------------------
knowledge of the existence of a Loss, such Indemnitee will, if a claim with respect thereto is to be made against Indemnitor due to Indemnitor's obligation to provide indemnification hereunder, give Indemnitor written notice of such Loss or the commencement of such Third Party Action; provided, however, the
                                                     --------  -------
failure to provide such notice within a reasonable period of time shall not relieve Indemnitor of any of its obligations hereunder except to the extent it is prejudiced by such failure.

     8.5.   Defense.  Indemnitor shall control the defense and settlement of a
            -------
Third Party Action, except that the applicable Indemnitee may assume such defense provided that the obligation of Indemnitor to pay the attorneys' fees of such Indemnitee shall cease upon such election. Indemnitor shall not enter into any resolution or other compromise of such action unless it (a) pays in cash or posts an adequate bond for the payment of the amount of such resolution or other compromise and obtains a complete release of the Indemnitee or (b) obtains the prior written consent of the Indemnitee, which shall not be unreasonably withheld or delayed. If the Indemnitee defends such action, such Indemnitee shall not enter into any resolution or other compromise of such action unless such Indemnitee obtains the consent of Indemnitor, which shall not be unreasonably withheld or delayed. The party defending the action shall keep the other parties informed on an ongoing basis of the status of such Third Party Action and shall deliver to such other parties copies of all documents relating to the Third Party Action as the other parties may reasonably request. The party assuming such defense shall receive from the other parties all necessary and reasonable cooperation in the defense of a Third Party Action including, but not limited to, the services of employees of such other parties who are familiar with the events or circumstances out of which any such Third Party Action may have arisen.

     8.6.   The indemnifications contained in this Section 8 shall survive
                                                   ---------
expiration or termination of this Agreement.

9.   INFRINGEMENT
     ------------

     In the event that any party hereto obtains knowledge of any infringement or misappropriation by a Third Party of the Manufacturing Technology (an

"Infringement"), such party shall inform the other parties promptly of such
- -------------
Infringement and provide the other parties with any available evidence of such Infringement or misappropriation. CENTOCOR shall have the option, but not the obligation, to prosecute at its own expense any claim of Infringement of the Manufacturing IP, and shall be entitled to retain any recoveries therefrom.

10.  TERM AND TERMINATION
     --------------------

     10.1. The license granted by this Agreement shall take effect on the License Date, and shall be perpetual unless terminated in accordance with its terms.

     10.2. CENTOCOR and CBV may give notice in writing to WELLCOME terminating this Agreement within sixty (60) days if WELLCOME is in material breach of its obligations hereunder and fails to remedy such breach within sixty (60) days of receiving notice in writing requiring such remedy. WELLCOME may give notice in writing to CENTOCOR and CBV terminating this Agreement within sixty (60) days if CENTOCOR or CBV is in material breach of its obligations hereunder and fails to remedy such breach within sixty (60) days of receiving notice in writing requiring such remedy. No such termination, however, shall release any of the parties from any obligations hereunder incurred prior to such termination.

     10.3. WELLCOME reserves the right to terminate this Agreement at any time for any reason provided that reasonable prior written notice is given to CENTOCOR.

11.  MISCELLANEOUS
     -------------

     11.1.  Entire Agreement.  This Agreement and the other Alliance Documents
            ----------------
constitute the entire understanding of the parties with respect to the subject matter contained herein and supersede any prior understandings and agreements among them respecting such subject matter including, without limitation, the Letter of Intent between CENTOCOR and WFL dated September 16, 1993; provided,
                                                                    --------
however, the confidentiality agreement between WFL and CENTOCOR and dated
- -------
September 14, 1993 shall in all cases remain in full force and effect in accordance with its terms.

     11.2.  Amendments.  This Agreement may be amended and supplemented only by
            ----------
a written instrument duly executed by each of the parties.

     11.3.  Headings.  The headings in this Agreement are for convenience of
            --------
reference only and shall not affect its interpretation.

     11.4.  Gender; Number.  Words of gender may be read as masculine, feminine,
            --------------
or neuter, as required by context. Words of number may be read as singular or plural, as required by context.

     11.5.  Appendices; Exhibits; and Schedules.  All appendices, exhibits and
            -----------------------------------
schedules referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.

     11.6.  Severability.  If any provision of this Agreement or the application
            ------------
thereof to any Person or circumstance is held illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall not affect any other provision hereof. This Agreement shall, in such circumstances, be deemed modified to the extent necessary to render enforceable the provisions hereof to the fullest extent permitted by Law.

     11.7.  Remedies.  Each of CENTOCOR and CBV on the one hand, and WFL and BW
            --------
on the other, stipulates that the remedies at Law of the other in the event of any Default or threatened Default in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate and that, to the fullest extent permitted by Law, such terms may be specifically enforced by a decree for specific performance of any agreement contained herein or by an injunction against any violation of any terms hereof or otherwise.

     11.8.  Joint and Several Liability.  CENTOCOR and CBV shall be jointly and
            ---------------------------
severally responsible and liable for all of their respective obligations to WELLCOME arising under this Agreement. WFL and BW shall be jointly and severally liable for all of their respective obligations to CENTOCOR or CBV arising under this Agreement.

     11.9.  Notices.  All notices and other communications hereunder shall be in
            -------
writing and shall be given to the Person either personally or by sending a copy thereof by first class United States express mail, postage prepaid and return-receipt requested, or by a nationally-recognized courier service guaranteeing next-day delivery, charges prepaid, or by telecopier (with the original sent by either of the foregoing manners), to such Person's address (or to such Person's telecopier number). All notices shall be deemed to have been given to the Person entitled thereto when received.

            If to WFL, to:

                     THE WELLCOME FOUNDATION LIMITED
                     Unicorn House, P.O. Box 129
                     129 Euston Road
                     London NW1 2BP
                     Attention:  Company Secretary
                     Telecopy No.:  011-44-71-388-5462

            With a copy to:

                     BURROUGHS WELLCOME CO.
                     3030 Cornwallis Road
                     Research Triangle Park, NC  27709
                     Attention:  Secretary
                     Telecopy No.:  (919) 315-0478

            If to BW, to:

                     BURROUGHS WELLCOME CO.
                     3030 Cornwallis Road
                     Research Triangle Park, NC  27709
                     Attention:  Secretary
                     Telecopy No.:  (919) 315-0478

            If to CENTOCOR or CBV, to:

                     CENTOCOR, INC.
                     200 Great Valley Parkway
                     Malvern, Pennsylvania 19355-1307
                     Attention:  Corporate Secretary
                     Telecopy No.:  (215) 651-6100
            with a copy to:

                     Duane, Morris & Heckscher
                     One Liberty Place
                     Philadelphia, PA  19103
                     Attention:  David C. Toner, Esquire
                     Telecopy No.:  (215) 979-1020

Notice of any change in any such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the Person entitled to receive such notice.

     11.10. Waiver.  No provision of this Agreement may be waived except by a
            ------
written instrument signed by the party hereto sought to be bound. No failure or delay by any party hereto in exercising any right or remedy hereunder or under applicable Law will operate as a waiver thereof, and a waiver of a particular right or remedy on one (1) occasion will not be deemed a waiver of any other right or remedy, or a waiver on any subsequent occasion (it being understood that specific time frames for notice or actions to be taken shall be binding on the parties).

     11.11. Assignment.  No party hereto may assign its rights or delegate any
            ----------
of its obligations hereunder without the prior written consent of the other parties, except that, without such consent, (a) WFL may assign all or any part of its rights and obligations hereunder to an Affiliate of WFL, including but not limited to BW, so long as WFL unconditionally guarantees the obligations of such Affiliate; (b) WFL and BW may assign all of their rights and delegate all of their duties under this Agreement to a transferee of all or substantially all of the line of business of which this Agreement forms a part or by way of merger or consolidation with another company; and (c) CENTOCOR and CBV may assign all of their rights and delegate all of their duties under this Agreement to a transferee of all or substantially all their assets or by way of merger or consolidation with another company. Without limiting the foregoing, all rights and obligations with respect to the subject matter of this Agreement as to the United States shall inure to the benefit of and be performed by BW, subject to such further assignments as may be permitted by this Section 11.11. If any party shall assign its rights and delegate its
        -------------
duties pursuant to clauses (b) or (c) of this Section 11.11, the Person to whom
                   ------------------         -------------
such rights are assigned and duties are delegated shall assume all of the obligations of the applicable party under this Agreement. The guarantee by WELLCOME referenced in clause (a) of this Section 11.11 is a guaranty of payment
                       ----------         -------------
and performance, and not of collection; and in case of a default by an Affiliate of WELLCOME to which rights have been assigned or obligations delegated pursuant to such clause (a), CENTOCOR and CBV shall have the right to proceed first
        ----------
against WELLCOME without the necessity to proceed against or join such Affiliate.

     11.12. Successors and Assigns.  This Agreement shall bind, inure to the
            ----------------------
benefit of, and be enforceable by the successors and permitted assigns of the parties hereto.

     11.13. Governing Law.  This Agreement shall be construed and enforced in
            -------------
accordance with the Laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of law applicable in such jurisdiction.

     11.14. No Benefit to Others.  The representations, warranties, covenants
            --------------------
and agreements contained in this Agreement are for the sole benefit of the parties hereto and their successors and permitted assigns, and they shall not be construed as conferring, and are not intended to confer, any rights on any other Person.

     11.15. Independent Contractors.  It is expressly understood and agreed that
            -----------------------
the Centocor Group and the Wellcome Group are independent contractors; neither the Centocor Group or any of its members, nor the Wellcome Group or any of its members, shall be deemed the agent of the other group or of any of its members for any purpose whatsoever, and neither the Centocor Group or any of its members, nor the Wellcome Group or any of its members, shall have authority to enter into any contract or agreement, assume any obligation or make any warranty or representation for or on behalf of the other group or any of its members. Nothing in this Agreement shall be deemed to create or constitute a partnership or the relationship of employer and employee between the Wellcome Group or any of its members on the one hand and the Centocor Group or any of its members on the other.

     11.16. Confidentiality.
            ---------------

            11.16.1. "Proprietary Information" for the purposes of this
                      -----------------------
Section 11.16 means (a) the Manufacturing Technology transferred or otherwise
- -------------
disclosed by CENTOCOR or its Affiliates to WELLCOME pursuant to this Agreement; and (b) any Know-how or other technical, financial or business information of WELLCOME or its Affiliates that is disclosed orally or in writing by WELLCOME or its Affiliates to CENTOCOR or its Affiliates in the course of performing this Agreement, or obtained by CENTOCOR or CBV in the course of transferring the Manufacturing Technology in accordance with this Agreement.

            11.16.2. Except as expressly provided herein otherwise, each Receiving Party shall, during the term of this Agreement including any renewals thereof, and for a period of five (5) years following expiration or the termination hereof, but in any event not for less than a period of ten (10) years from the date hereof, maintain the confidentiality of all Proprietary Information disclosed by the Disclosing Party hereunder and shall neither use the same except as expressly authorized by this Agreement, the Alliance Agreement or any other Alliance Document, nor disclose the same to any Third Party that is not an Affiliate of the Receiving Party without the prior written consent of the Disclosing Party. Nothing in this
Section 11.16, however, shall be construed to require any party hereto to
- -------------
maintain the confidentiality and non-use of any information or material that (a) at the time of disclosure, is already in the public domain; (b) after disclosure, enters the public domain otherwise than by an act or omission of the Receiving Party in violation of the terms of this Agreement; (c) prior to disclosure under this Agreement was already in the possession of the Receiving Party or its Affiliates, provided that such information or material was not obtained, directly or indirectly, from the Disclosing Party; (d) becomes known to the Receiving Party from a Third Party, provided that such information or material was not obtained, directly or indirectly, from the Disclosing Party on a confidential basis; (e) is required in the reasonable judgment of the Receiving Party to be disclosed to a Governmental Entity in furtherance of this Agreement or the Alliance Agreement or pursuant to any Law, Governmental Entity, or Court Order; or (f) results from research or development by the Receiving Party or its Affiliates independent of disclosures from the Disclosing Party. Disclosures of Proprietary Information made prior to the date hereof shall be governed by this Section 11.16.
                 -------------

            11.16.3. Nothing in this Section 11.16 shall prevent any party
                                     -------------
hereto from disclosing its own information relating to its business, financial affairs, products, research development, marketing and other commercial activities to any Affiliate or any Third Party. In addition, notwithstanding the restrictions in this Section 11.16 on confidentiality and use, any party
                         -------------
hereto may disclose Proprietary Information which is disclosed to it hereunder to any of its Affiliates which agrees to be bound by the terms of this Section
                                                                       -------
11.16.
- -----

     11.17. Continuing Obligation.  Except as otherwise specifically provided
            ---------------------
herein, neither termination nor expiration of this Agreement shall relieve any party from any obligation under this Agreement which accrued or arose from facts and circumstances in existence prior thereto.

     11.18. Covenant Not to Sue.  CENTOCOR and CBV agree that during the term of
            -------------------
this Agreement neither they nor their Affiliates will assert or cause to be asserted against WELLCOME, its Affiliates or sublicensees any Intellectual Property rights relating to the manufacture of Biological Products not licensed hereunder that are or may be infringed by reason of the exercise by WELLCOME, its Affiliates or its sublicensees of the license granted hereunder for which a royalty is paid to CENTOCOR under Section 5.2 hereof; provided, however, nothing
                                  -----------         --------  -------
herein shall prohibit CENTOCOR, CBV or their Affiliates from instituting any suit they are obligated to institute pursuant to the terms of a license agreement with a Third Party pursuant to which a license to such Intellectual Property has been granted.

     11.19. Counterparts.  This Agreement and any amendment or supplement hereto
            ------------
may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. The execution of this Agreement and any such amendment or supplement by any party hereto will not become effective until counterparts hereof have been executed by all the parties hereto.

     11.20. Savings Clause.  Any restriction or information provision (as each
            --------------
of these terms or expressions are defined in the RTPA) contained in this Agreement or in any arrangement of which this Agreement forms part by virtue of which this

Agreement or any such arrangement is registrable under the RTPA shall not take effect in the United Kingdom until the day after the day on which full particulars of this Agreement (and of any such arrangement) shall have been duly furnished to the Office of Fair Trading under Section 24 of the RTPA.
                                              ----------
     11.21. Further Assurances.  At the request of any party hereto, the other
            ------------------
parties hereto shall execute and deliver from time to time such further instruments and shall provide reasonable cooperation in such proceedings or actions as shall be necessary or reasonably appropriate to effectuate the purposes of this Agreement including, without limitation, registering or recording the rights granted hereunder; provided, however, if any party hereto
                                        --------  -------
desires to notify this Agreement under Article 85(3) of the Treaty of Rome establishing the European Economic Community, such party shall give the other parties ninety (90) days prior written notice of such notification and if during such period a party shall reasonably object to such notification, the objecting party need not cooperate in such notification and such notification shall not be implemented. Except as otherwise provided in the Alliance Documents, the executions, deliveries and cooperation of each party under this section shall be without further consideration and at such party's expense.

     IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written by their duly authorized representatives.
                          FOR AND ON BEHALF OF
                          THE WELLCOME FOUNDATION LIMITED

                          By:    /s/ Trevor M. Jones
                              ------------------------------------
                          Name:  Trevor M. Jones
                               ----------------------------------
                          Title:  Director/Research, Development
                                ---------------------------------
                                   & Medical
                                ---------------------------------

                            [EXECUTIONS CONTINUED]

                          BURROUGHS WELLCOME CO.

                          By:    /s/ David W. Barry
                             ------------------------------------
                          Name:  David W. Barry
                               ----------------------------------
                          Title: Vice President of Research,
                                ---------------------------------
                                  Development and Medical
                                ---------------------------------


                          CENTOCOR, INC.

                          By:    /s/ Bobba Venkatadri
                             ------------------------------------
                          Name:  Bobba Venkatadri
                               ----------------------------------
                          Title: Executive Vice-President
                                ---------------------------------

                          CENTOCOR B.V.

                          By:    /s/ David P. Holveck
                             ------------------------------------
                          Name:  David P. Holveck
                               ----------------------------------
                          Title: Managing Director
                                ---------------------------------

                                   APPENDIX A
                                   ----------

                               GLOSSARY OF TERMS
                               -----------------

                     [See Appendix A to Alliance Agreement]

                                   SCHEDULE 1


                                     (**)

                                  SCHEDULE 3

                              EXCLUDED AGREEMENTS

1. "Research and License Agreement" between New York Blood Center and Centocor, Inc. dated as of March 1, 1986, as amended in June 1987 and on August 24, 1988

                                  SCHEDULE 4.1

                                Transfer Program
                                ----------------

The Transfer Program shall include, but shall not be limited to, the following:


                                     (**)


                                      -1-